THE PRUDENTIAL SERIES FUND

Diversified Conservative Growth Portfolio

Supplement dated August 22, 2008 to the Prospectus dated May 1, 2008

This supplement sets forth certain changes to the Prospectus of The Prudential Series Fund (the Fund) dated May 1, 2008 with respect to the indicated Portfolio of the Fund. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the Portfolios available under your contract, please refer to your contract prospectus. The following should be read in conjunction with the Fund’s Prospectus and should be retained for future reference.

I. Addition of Quantitative Management Associates LLC, Jennison Associates LLC, and Prudential Investment Management, Inc. as a subadviser to the Diversified Conservative Growth Portfolio.

Shareholders recently approved a new subadvisory agreement among Prudential Investments LLC (“PI,” or the “Manager”) and each of Quantitative Management Associates LLC ("QMA"), Prudential Investment Management, Inc. (“PIM”), and Jennison Associates LLC (“Jennison”) (each, a “Subadviser,” and collectively, the “Subadvisers”) for the Portfolio (the “Subadvisory Agreement”).

Under the Subadvisory Agreement, each of QMA, Jennison and PIM may provide “Additional Services” and/or “Management Services” to the Portfolio. Additional Services allow PI to: (i) receive investment advice, asset allocation advice, and research services from one or more of the Subadvisers with respect to the Portfolio. Management Services allow PI to grant investment management authority for all or a portion of the Portfolio’s assets to one or more of the Subadvisers

Although QMA, Jennison and PIM have been appointed to serve as subadvisers to each Portfolio, the Manager currently utilizes only QMA as a subadviser. QMA provides Additional Services relating to the underlying asset allocations of the Portfolio. The Manager has no current plans or intention to utilize QMA to provide Management Services to the Portfolio. The Manager has no current intention to utilize Jennison or PIM to provide any Additional Services or Management Services to the Portfolios (with the exception of the Management Services that Jennison and PIM already provide to the Portfolio.

Depending on future circumstances and other factors, however, the Manager, in its discretion, and subject to further approval by the Board, may in the future elect to utilize QMA, Jennison or PIM to provide Additional Services or Management services to the Portfolio, consistent with the terms of the Subadvisory Agreement. To reflect this change, the following modifications will be made to the Fund’s Prospectus:

1. The section entitled Risk/Return Summary- Investment Objectives and Principal Strategies-Diversified Conservative Growth Portfolio is hereby deleted and replaced with the following:

PSFSUP1-DCG

Diversified Conservative Growth Portfolio

Investment Objective: current income and a reasonable level of capital appreciation.

We invest in a diversified portfolio of debt and equity securities. Up to 35% of the Portfolio's total assets may be invested in high-yield/high-risk debt securities, which are riskier than high-grade securities. The Portfolio may invest in foreign securities, including debt obligations of issuers in emerging markets. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

•	asset-backed securities risk
•	company risk
•	credit risk
•	derivatives risk
•	foreign investment risk
•	high yield risk
•	hedging risk
•	inflation-indexed securities risk
•	interest rate risk
•	leveraging risk
•	liquidity risk
•	management risk
•	market risk
•	mortgage risk
•	portfolio turnover risk
•	prepayment risk
•	short sales risk
•	U.S. government and agency securities risk
•	Yankee obligations risk

The Portfolio is managed by Pacific Investment Management Company LLC (“PIMCO”), Prudential Investment Management, Inc.(“PIM”), Jennison Associates LLC (“Jennison”), Quantitative Management Associates LLC (“QMA”), EARNEST Partners LLC (“EARNEST”)and RS Investment Management Co. LLC (“RS,” each a “Subadviser,” together “the Subadvisers”).

Each of QMA, Jennison and PIM may provide “Additional Services” and/or “Management Services” to the Portfolio. Additional Services allow PI to: (i) receive investment advice, asset allocation advice, and research services from one or more of the Subadvisers with respect to the Portfolio. Management Services allow PI to grant investment management authority for all or a portion of the Portfolio’s assets to one or more of the Subadvisers

PSFSUP1-DCG

Although QMA, Jennison and PIM have been appointed to serve as subadvisers to the Portfolio, only QMA presently provides Additional Services to the Portfolio. The Manager has no current intention to utilize Jennison or PIM to provide any Additional Services to the Portfolio. Jennison and PIM presently provide Management Services to the Portfolio.

Depending on future circumstances and other factors, however, the Manager, in its discretion, and subject to further approval by the Board, may in the future elect to utilize QMA, Jennison or PIM to provide Additional Services and/or Management services to the Portfolio, as applicable.

2. The entries in the table under the heading Investment Subadvisers referring to the Diversified Conservative Growth Portfolio are hereby deleted and replaced with the following:

Investment Subadvisers

Portfolio	Subadviser
Diversified Conservative Growth Portfolio	Jennison Associates LLC
EARNEST Partners LLC
Pacific Investment Management Company, LLC (PIMCO)
RS Investment Management Co. LLC
Prudential Investment Management, Inc.
Quantitative Management Associates LLC

II. The section of the Prospectus entitled “Fees And Expenses Of The Portfolios” is hereby revised by deleting footnote (3) to the table entitled “Class II Shares: Annual Portfolio Operating Expenses” in its entirety.

PSFSUP1-DCG